CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS [Abstract]
Trade receivables, allowance for doubtful accounts	$ 7	$ 78
Ordinary shares, par value per share	$ 0.015	$ 0.015
Ordinary shares, shares authorized	16,333,333	16,333,333
Ordinary shares, shares issued	8,918,647	8,868,857
Ordinary shares, shares outstanding	8,918,647	8,868,857